UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
May 3, 2010
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972) 497-5000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          On May 3, 2010, Lennox International Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the guarantors named therein, and J.P. Morgan Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, under which the Company agreed to issue and sell to the several underwriters $200,000,000 aggregate principal amount of the Company’s 4.900% Notes due 2017 (the “Notes”). The Notes will be guaranteed on a senior unsecured basis by certain of the Company’s subsidiaries. The issuance of the Notes and payment therefor are scheduled to occur on May 6, 2010, subject to the satisfaction of customary closing conditions. The foregoing disclosure is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.
          The Notes will be issued under the Indenture, dated as of May 3, 2010 (the “Base Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, to be dated as of May 6, 2010 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), by and among the Company, the guarantors party thereto and the Trustee. The Base Indenture and the form of First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and incorporated herein by reference.
          In addition, in connection with the public offering of the Notes, the Company is filing the items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items as exhibits in its Registration Statement on Form S-3 (File No. 333-155796). The items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into such Registration Statement by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated May 3, 2010, among the Company, the guarantors party thereto and the underwriters named therein.

4.1	Indenture, dated as of May 3, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Post-Effective Amendment No. 1 to Registration Statement on S-3 (Registration No. 333-155796)).

4.2	Form of First Supplemental Indenture among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.11 to the Company’s Post-Effective Amendment No. 1 to Registration Statement on S-3 (Registration No. 333-155796)).

4.3	Form of 4.900% Notes due 2017.

5.1	Opinion of Jones Day regarding the validity of certain securities.

5.2	Opinion of Davis, Brown, Koehn, Shors & Roberts, P.C. regarding the validity of certain securities.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof).

23.1	Consent of Jones Day (included in Exhibit 5.2 hereof).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
By:	/s/ John D. Torres
	Name:	John D. Torres
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Dated: May 6, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

1.1	Underwriting Agreement, dated May 3, 2010, among the Company, the guarantors party thereto and the underwriters named therein.

4.1	Indenture, dated as of May 3, 2010, between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.3 to the Company’s Post-Effective Amendment No. 1 to Registration Statement on S-3 (Registration No. 333-155796)).

4.2	Form of First Supplemental Indenture among the Company, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.11 to the Company’s Post-Effective Amendment No. 1 to Registration Statement on S-3 (Registration No. 333-155796)).

4.3	Form of 4.900% Notes due 2017.

5.1	Opinion of Jones Day regarding the validity of certain securities.

5.2	Opinion of Davis, Brown, Koehn, Shors & Roberts, P.C. regarding the validity of certain securities.

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof).

23.1	Consent of Jones Day (included in Exhibit 5.2 hereof).